                                                                    Exhibit 4.02
                                                                    ------------

      Number                                                      Shares



                          ASYMETRIX LEARNING SYSTEMS



INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
THE STATE OF DELAWARE                                    TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY



      This Certifies that                                      CUSIP 045927 10 0



      is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF


                              ASYMETRIX LEARNING
                                 SYSTEMS, INC.

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



                               [corporate seal]



     /s/ John D. Atherly                               /s/ Steven Esau
     VICE PRESIDENT, FINANCE AND ADMINISTRATION        VICE PRESIDENT, GENERAL
     AND CHIEF FINANCIAL OFFICER                       COUNSEL AND CORPORATE
                                                       SECRETARY



COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
           TRANSFER AGENT AND REGISTRAR

BY



               AUTHORIZED SIGNATURE

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                    ------         ------
JT TEN  - as joint tenants with right                     (Cust)        (Minor)
          of survivorship and not as                      under Uniform Gifts
          tenants in common                               to Minors Act
                                                                       ---------
                                                                        (State)
                                       UNIF TRF MIN ACT  -      Custodian (until
                                                          ------
                                                          (Cust)
                                                          age        )
                                                             --------  ---------
                                                                        (Minor)
                                                          under Uniform
                                                          Transfers to Minors
                                                          and
                                                             -------------------
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------

-----------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ----------------------

                              X
                               -------------------------------------------------

                              X
                               -------------------------------------------------
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  ------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-16.